P22000075978

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies _______ Certificates of Status _______

Special Instructions to Filing Officer:

Office Use Only

500420009485

12/11/23--01019--004 **35.00

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: Earth Science Tech, Inc.

DOCUMENT NUMBER: P22000075978

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Giorgio R. Saumat
Name of Contact Person

Firm/ Company

8950 SW 74th CT, Suite 101
Address

Miami, FL 33156
City/ State and Zip Code

grsaumat@earthsciencetech.com
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Giorgio R. Saumat at (305) 724-5684
Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- [x] $35 Filing Fee
- [ ] $43.75 Filing Fee & Certificate of Status
- [ ] $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- [ ] $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
The Centre of Tallahassee
2415 N. Monroe Street, Suite 810
Tallahassee, FL 32303

Articles of Amendment
to
Articles of Incorporation
of

Earth Science Tech, Inc.

(Name of Corporation as currently filed with the Florida Dept. of State)

P22000075978

(Document Number of Corporation (if known))

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

______________________________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

____

____

____

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

____

____

____

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent ______________________________

____
(Florida street address)

New Registered Office Address: ______________________________, Florida______________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

Check if applicable

☐ The amendment(s) is/are being filed pursuant to s. 607.0120 (11) (e), F.S.

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)
Please note the officer/director title by the first letter of the office title:
P = President; V = Vice President; T = Treasurer; S = Secretary; D = Director; TR = Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.
Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

Type of Action	Title	Name
X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ____ Change	______	______	______
____ Add			______
____ Remove			______
2) ____ Change	______	______	______
____ Add			______
____ Remove			______
3) ____ Change	______	______	______
____ Add			______
____ Remove			______
4) ____ Change	______	______	______
____ Add			______
____ Remove			______
5) ____ Change	______	______	______
____ Add			______
____ Remove			______
6) ____ Change	______	______	______
____ Add			______
____ Remove			______

E. **If amending or adding additional Articles, enter change(s) here:**
(Attach *additional sheets, if necessary*). *(Be specific)*

The amendment contained herein was unanimously approved by the Company's Board of Directors and on November 17, 2023, by a vote exceeding 51% of the outstanding by 1 Consenting Shareholders.

FIRST: This Amendment to the Articles as filed with the State of Florida will become effective upon filing the Amendment with the Florida Secretary of State and receiving a stamped copy back from the Florida Secretary of State.

SECOND: That ARTICLE IV shall be amended to decrease the aggregate number of common stock shares from seven hundred fifty million (750,000,000) Shares to three hundred fifty million (350,000,000) Shares, which the Company henceforth shall have the authority to issue.

F. **If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(if not applicable, indicate N/A)

The date of each amendment(s) adoption: November 26, 2023, if other than the date this document was signed.

Effective date if applicable: November 27, 2023

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the incorporators, or board of directors without shareholder action and shareholder action was not required.

☒ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________________."

(voting group)

Dated 11/27/2023

Signature ______________________________

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Giorgio R. Saumat

(Typed or printed name of person signing)

CEO, Chairman of the Board and Majority Shareholder

(Title of person signing)

RESOLUTION OF EARTH SCIENCE TECH, INC.

Reducing the Authorized Common Stock by 400 Million Common Stock, from 750 Million Common Stock to 350 Million Common Stock

I, Giorgio R Saumat, the Chairman of the Board of EARTH SCIENCE TECH, INC. ("Corporation"), a corporation organized under the laws of the state of Florida, with its primary place of business at 8950 SW 74th Court, Suite 101, Miami, Florida, 33156, hereby certify that the following is a true and complete copy of a resolution the Board of Directors of the Corporation ("Board") adopted by a vote of the members of the Board at the Board meeting taking place on November 17 2023. A quorum was present and the vote complied with the bylaws of the corporation.

WHEREAS the Board of Directors does not anticipate the need for 750 Million Authorized Common stock

NOW THEREFORE LET IT BE:

RESOLVED, that the company reduces its Authorized Common Stock by 400 Million, from 750 Million Common Stock to 350 Million Common Stock

I further certify that this resolution has not been amended, modified, or repealed.

IN WITNESS WHEREOF, I have set my hand on behalf of the Corporation on November 28 2023.

By: ______________________

Print Name: Giorgio R. Saumat

Title: Chairman of The Board, CEO

Board Of Directors

Giorgio R Saumat
Chairman of the Board

Mario G. Tabraue
Director

Yovan Sanchez
Director

Jeff P.H. Cazeau
Independent Director

Emiliano Curia
Independent Director

WRITTEN CONSENT IN LIEU OF MEETING OF THE MAJORITY SHAREHOLDERS OF EARTH SCIENCE TECH, INC.
A Florida Corporation

In accordance with the applicable Sections of the Florida Revised Statutes Title 78 and the Bylaws of the Earth Science Tech, Inc., ("the Corporation") the undersigned, being the holders of Series B Preferred Stock, constituting a super majority of the voting shares of the stock of the Corporation, hereby vote their shares of the Corporation's outstanding Series B Preferred Stock held of record by them for the adoption and approval of the following resolutions, without a formal meeting and without written prior notice, in lieu of a special meeting.

APPROVAL OF MINUTES

RESOLVED, that the minutes of the prior meetings and written consents of the Shareholders of this Corporation, there being no objections, corrections, or modifications thereto offered, are hereby approved and adopted.

RESTRUCTURE BOARD OF DIRECTOR MEMBERS

WHEREAS, the Board of Directors has deemed it to be in the best interest of the Corporation to reduce the number of authorized common stock of the Company from seven hundred fifty million (750,000,000) shares to three hundred fifty million (350,000,000) (the "Authorized Share Reduction").

NOW THEREFORE, IT IS HEREBY RESOLVED that the Corporation's authorized common stock will now consist of four hundred fifty million (350,000,000) shares.

RATIFICATION OF ACTIONS

RESOLVED, that all actions taken by the officers and directors of the Corporation since the last meeting of the directors be, and they hereby are, ratified, approved, and confirmed in all respects; except those acts which are violations of law, public policy or the fiduciary duty existing between said persons and the Corporation.

IN WITNESS WHEREOF, the undersigned shareholders, being the holder of Series B Preferred Stock, which constitutes a supermajority of the voting shares of stock of the Corporation, have executed this Unanimous Written Consent as of this 16th day of November 2023.

By:________________________

Giorgio R. Saumat, Owner of 100% of the Series B Preferred Stoc